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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): May 10, 2005



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
----------------------------------------------------------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)        Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
      4(c)under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  Entry into a Material Definitive Agreement

On May 10, 2005, the Board of Directors (the "Board") of Eastman Kodak Company (the "Company") accepted Mr. Carp's resignation as Chief Executive Officer ("CEO") of the Company, effective June 1, 2005, and Chairman of the Board, effective December 31, 2005, in connection with Mr. Carp's planned retirement on January 1, 2006. In connection with Mr. Carp's upcoming retirement, the Executive Compensation and Development Committee of the Board (the "Committee") granted "permitted and approved reason" status for all equity awards, including all stock options, restricted stock and restricted stock units held by Mr. Carp upon his retirement from the Company. This means that Mr. Carp will not forfeit any of his equity awards as a result of his retirement on January 1, 2006. In addition, the Committee determined that any remaining restriction periods on restricted stock or restricted stock units granted to Mr. Carp will terminate as of the date of his retirement. A copy of the May 10, 2005 letter from the Chair of the Committee to Mr. Carp informing him of the Committee action is attached as Exhibit (10.1).

Antonio M. Perez has been elected by the Board to succeed Mr. Carp and, in that connection, the Committee has approved new compensation arrangements for Mr. Perez. A description of the material terms of the compensation arrangements is set forth in Item 5.02 below and is incorporated in this Item 1.01 by reference.


Item 5.02  Departure of Directors or Principal Officers;
         Election of Directors; Appointment of Principal
         Officers

Mr. Carp's resignation as CEO of the Company, effective June
1, 2005, and Chairman, effective December 31, 2005, in connection with his planned retirement on January 1, 2006, was accepted by the Board on May 10, 2005.

On May 10, 2005, the Board elected Mr. Perez, the current President and Chief Operating Officer of the Company, to succeed Mr. Carp as CEO, effective June 1, 2005, and as Chairman, effective December 31, 2005. In addition to his duties as CEO and Chairman, Mr. Perez will continue to serve as the President of the Company.
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The compensation arrangements for Mr. Perez in connection with his election were approved by the Committee on May 10, 2005. Effective June 1, 2005, when Mr. Perez becomes CEO of the Company, he will receive: (a) an annual base salary of $1,100,000; (b) a one-time cash award of $150,000; (c) a one-
time restricted stock award of 60,000 shares of restricted stock, with a deferral feature and a 5-year vesting schedule, with 50% of the shares vesting on the third anniversary of the grant date and 50% of the shares vesting on the fifth anniversary of the grant date; and (d) a one-time stock option award of 300,000 non-qualified stock options with a 7-year term, an exercise price equal to the fair market value of the Company's common stock on the date of grant and a 3-year vesting schedule with one-third of the options vesting on each of the first three anniversaries of the grant date. In addition, effective June 1, 2005, Mr. Perez will be eligible to receive: (a) a target performance cash bonus equal to 155% of his base salary under the Executive Compensation for Excellence and Leadership Plan, if earned; (b) a target leadership stock allocation of 34,000 units for the 2006-2007 cycle under the Leadership Stock Program (any actual award will be subject to Company performance over two years and minimum vesting requirements); and (c) a target stock option allocation of 72,000 non-qualified stock options under the Company's Officer Stock Option Program. Effective December
31, 2005, when Mr. Perez becomes Chairman, he will be eligible to receive: (a) a target leadership stock allocation of 50,000 units, commencing with the 2007-2008 cycle, under the Leadership Stock Program, subject to Committee approval of the allocation schedule (any actual award will be subject to Company performance over two years and minimum vesting requirements); and (b) a target stock option allocation of 100,000 non-qualified stock options under the Company's
Officer Stock Option Program, subject to Committee approval of the allocation schedule.

The Company's CEO and Chairman are required to use Company transportation, whenever possible, for business and personal travel for reasons of safety and security.

A copy of the May 10, 2005 letter from the Chair of the Committee to Mr. Perez informing him of the Committee action regarding his compensation arrangements is attached as Exhibit
(10.2).

Mr. Perez, 59, has served as the Company's President and Chief Operating Officer since April 2003. Effective October 2004, he was elected to the Company's Board. Mr. Perez joined the Company after a twenty-five year career at Hewlett-Packard Company ("HP") where he was a corporate vice president and a member of HP's Executive Council. From August 1998 to October 1999, Mr. Perez served as president of HP's Consumer Business, with responsibility for Digital Media Solutions and corporate marketing. Prior to that assignment, Mr. Perez served for five years as president and chief executive officer of HP's inkjet imaging business. In his career at HP, Mr. Perez held a variety of positions in research and development, sales, manufacturing, marketing and management both in Europe and the United States. Just prior to joining the Company, Mr. Perez served as an independent consultant for large investment firms, providing counsel on the effect of technology shifts on financial markets. From June 2000 to December 2001, Mr. Perez was president and chief executive officer of Gemplus International.
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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

(10.1)  Letter, dated May 10, 2005, from the Chair, Executive
        Compensation and Development Committee, Eastman Kodak
        Company, to Daniel A. Carp

(10.2)  Letter, dated May 10, 2005, from the Chair, Executive
        Compensation and Development Committee, Eastman Kodak
        Company, to Antonio M. Perez

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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      EASTMAN KODAK COMPANY



                                      By: /s/ Richard G. Brown, Jr.
                                      -----------------------------
                                        Richard G. Brown, Jr.
                                             Controller

Date:  May 11, 2005

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                      EASTMAN KODAK COMPANY
                        INDEX TO EXHIBIT
Exhibit No.

(10.1)  Letter, dated May 10, 2005, from the Chair, Executive
        Compensation and Development Committee, Eastman Kodak
        Company, to Daniel A. Carp

(10.2)  Letter, dated May 10, 2005, from the Chair, Executive
        Compensation and Development Committee, Eastman Kodak
        Company, to Antonio M. Perez